PAGE 1
--------------------------------------

Keystone Government Securities Fund
Seeks generous income primarily from U.S. government and agency obligations.

Dear Shareholder:


We would like to take this opportunity to report on your Fund's performance and review market events for the six-month period which ended January 31, 1997.

Performance

  Class A shares returned 4.73% for the six-month and 2.22% for the twelve-month periods.

  Class B shares returned 4.34% for the six-month and 1.35% for the twelve-month periods.

  Class C shares returned 4.34% for the six-month and 1.34% for the twelve-month periods.

     We were pleased with your Fund's returns, which include both income and price changes. The Lehman Intermediate Government Bond Index returned 4.14% for the six-month and 3.58% for the twelve month periods. Class A shares performed better than its competitive average for the past year and all three classes turned in above average performance for the past six months, when compared against the 170 funds in the Government Securities Fund Category, as measured by Lipper Analytical Services, Inc.

Market Environment

Fixed-income investors were reminded of the value of maintaining a long-term perspective over the past six months. The slower economic activity and continued low inflation we experienced during this period presented a direct contrast to the environment that existed in the first half of 1996. At that time, investors' concerns of a robust economy and burgeoning inflation plagued the U.S. fixed-income market. Gradually, though, a trend of moderate growth and low inflation became established and investor uncertainty gave way to confidence in the outlook for the U.S. fixed-income market. Volatility subsided and interest rates declined.

     During this time, your Fund sought to meet its objective of maximizing safety and liquidity by investing in U.S. Treasury and agency notes and bonds, mortgage-backed securities, collateralized mortgage obligations (CMOs) and adjustable rate mortgage-backed securities (ARMS). Among the mortgage-backed securities issuers in which the Fund invested were the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). Your Fund invests only in securities issued or guaranteed by the U.S. government or its agencies.

     We employed two main strategies to maximize your Fund's total return during this period. We sought to increase yield by increasing holdings in CMOs and by investing in a type of GNMA security called project notes.

     We also lengthened the Fund's average maturity from 11 years on July 31, 1996 to approximately 11.5 years on January 31, 1997. We extended the average maturity late in the third quarter of 1996 when indications of slower economic growth began to emerge. We believe that this also maintained the Fund's highest yields for a greater period of time and enhanced its total return.

Outlook

Looking forward, we expect a continuation of the favorable economic environment that has existed over the past few months. We believe that the economy is in a prolonged period of moderate growth, which should be accompanied by low inflation. This environment should provide a solid background for financial assets, including U.S. government securities.

                                 --continued--

PAGE 2
--------------------------------------

Keystone Government Securities Fund

     As investors monitor developments within the economy, however, the bond market could be subject to periods of volatility. We look for this volatility to be short-term in nature and for the fluctuations to be contained within a narrow range. It also is important to remember, however, that your Fund's combination of high quality and liquidity can enhance price stability during such periods.

Keystone acquired by First Union Corporation

We are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C., is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same style and philosophy as in the past.

     First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone manage approximately $30 billion in assets. Service and marketing will now be conducted under the "Evergreen Keystone Funds" umbrella.

     We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

     Thank you for your continued support of Keystone Government Securities Fund. If you have any questions or comments about your investment, we encourage you to write to us.

Sincerely,



/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman
Keystone Investment Management Company


/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

March 1997

[Photo Albert H. Elfner, III]
  Albert H. Elfner, III

[Photo George S. Bissell]

  George S. Bissell

PAGE 3
--------------------------------------------------------------------



                               A Discussion With
                              Your Fund's Manager



[Photo of Christopher P. Conkey]

Christopher P. Conkey is Chief Investment Officer of Keystone's fixed income group and is the portfolio manager of your Fund. A Chartered Financial Analyst, Mr. Conkey has 12 years of experience managing fixed-income investments. He holds a BA in economics from Clark University and an MBA in finance from Boston University. Together with analysts David J. Bowers and Gary E. Pzegeo, the team evaluates the economic environment in selecting high quality bonds for your Fund.

-Q
How did the U.S. government securities market perform over the past six months?
-A
We think U.S. government securities performed well. Interest rates declined moderately over the period, providing opportunity for price appreciation. Because there is no credit risk associated with U.S. government securities, performance is primarily influenced by changes in interest rates. From July 31, 1996 to January 31, 1997, short-term interest rates declined by approximately
 .2%; interest rates with 3-10 year maturities fell by approximately .3% and long-term interest rates, based on the benchmark 30-year U.S. Treasury bond, declined by .2%.

-Q
Why was the environment positive?


-A
The government securities market benefited from an increasingly favorable economic climate and strong foreign demand. The economy grew at a moderate rate and inflation remained low over the last six months. This represented a slowdown in economic activity from a pace in the first half of 1996 that many investors considered to be too robust. Investors fears of higher inflation and its impact on interest rates pushed bond prices lower during that time. The slowdown, combined with continued low inflation, gave investors confidence that the Federal Reserve Board would not raise interest rates over the near-term. This created a very positive background for fixed-income investments.

     The U.S. fixed-income market, including the U.S. government securities market also experienced strong demand from foreign investors. Global liquidity increased significantly in 1996 due to expansionary monetary policies, particularly in Europe and Japan. Seeking to invest this excess cash, foreigners were attracted to the U.S. bond market because of high "real" interest rates in the U.S.--or the interest rate received by the investor when inflation is subtracted, a strong U.S. dollar and a favorable economic and interest rate outlook.

Fund Profile

Objective: Seeks generous income primarily from US government and agency obligations.

Inception Date: April 14, l987

Average Maturity: 11.5 years

Net assets: $45.7 million

PAGE 4
--------------------------------------------------------------------

Keystone Government Securities Fund

-Q
How was the Fund invested?

-A
We invested in U.S. Treasury and agency notes and bonds, mortgage-backed securities, collateralized mortgage obligations (CMOs) and adjustable rate mortgage-backed securities (ARMs). We increased the portfolio's investment in CMOs to 11% from approximately 6% and modestly reduced our holdings in mortgage-backed securities to 50%. Like mortgage- backed securities, CMOs provided attractive yield and income, as well as high credit quality. Because of the manner in which CMOs are structured, however, they provide greater protection against prepayment risk than traditional mortgage-backed securities. This can be particularly helpful in a declining interest rate environment by serving to preserve yield.

  We also invested in project notes. These are bonds that are backed by the cash flows from a specific property such as a nursing home or an apartment complex. They carry a government guarantee on the principal and interest which makes them attractive long-term investments. Also, project notes typically cannot be prepaid for a specific period of time.

-Q
What other strategies did you employ?

-A
We extended the Fund's average maturity from 11 years on July 31, 1996 to 11.5 years on January 31, 1997. Interest rates began to decline late in the third quarter of 1996 as investor fears of higher inflation proved unwarranted. A longer maturity generally increases the Fund's ability to participate in market rallies. A second benefit of extending maturities is the potential of earning a higher yield.

-Q
What is your outlook for the economy and interest rates over the next six months?

-A
We anticipate a steady interest rate environment. We expect the economy to grow at a pace of 1 1/2% to 3% and for inflation to remain well-contained. The economy still exhibits signs of strength, particularly in the housing and manufacturing sectors and in consumer confidence. However, consumer borrowing has slowe. This could dampen the rate of growth, since consumer spending accounts for two-thirds of domestic economic activity.

We believe that the U.S. economy is in a prolonged moderate growth cycle, with periodic over-heating and recessionary scares. This leads to a bond market that should trade in a volatile pattern, within a generally well-defined range. Longer term, we do not see excesses in the economy that could cause higher inflation to become embedded. Within the next few months, we expect an environment of moderate economic growth and low inflation should bode well for U.S. government securities.

This column is intended to answer questions about your Fund. If you have a question you would like answered, please write to

                  Evergreen Keystone Investment Services, Inc.

                  Attn: Shareholder Communications, 22nd Floor

                              200 Berkeley Street

                       Boston, Massachusetts 02116-5034.

PAGE 5
--------------------------------------



Your Fund's Performance

Growth of an investment in
Keystone Government Securities Fund
Class A

In Thousands

4/87   9523.81   9523.81
       9733.33   10217.2
1/89   9295.24   10556
       9466.67   11598.5
1/91   9733.33   12870.9
       10095.2   14350.8
1/93   9885.71   15979.2
       9685.71   17300.6
1/95   8800      16819.8
       9476.19   19391.6
1/97   9095.24   19822.2

A $10,000 investment in Keystone Government Securities Fund
Class A made on April 14, 1987 with all distributions reinvested was worth $19,822 on January 31, 1997. Past performance is no guarantee of future results.


Six-Month Performance   as of January 31, 1997
--------------------------------------

                              Class A    Class B   Class C

Total Returns*                   4.73%      4.34%      4.34%
Net Asset Value    7/31/96     $ 9.41     $ 9.40     $ 9.41
                   1/31/97     $ 9.55     $ 9.54     $ 9.55
Dividends                      $  .30     $  .26     $  .26
Capital Gains                    None       None       None

* Before deduction of front-end or contingent deferred sales charge.

Historical Record     as of January 31, 1997
--------------------------------------

Cumulative total returns     Class A      Class B      Class C
1-year w/o sales charge          2.22%        1.35%       1.34%
1-year                          -2.64%       -2.49%       1.34%
5-year                          31.56%          --           --
Life of Class                   98.25%       17.50%      20.38%
Average annual returns
1-year w/o sales charge          2.22%        1.35%       1.34%
1-year                          -2.64%       -2.49%       1.34%
5-year                           5.64%          --           --
Life of Class                    7.23%        4.11%       4.75%




Class A shares were introduced April 14, 1987. Performance is reported at the current maximum front-end sales charge of 4.75% except where noted.

      Class B shares were introduced on February 1, 1993. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC. If you have not redeemed, you earned the larger return quoted.

      Class C shares were introduced on February 1, 1993. Performance reflects the return you would have received after holding shares for one year and redeeming after the end of the period.

      The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance for each class will differ.

      You may exchange shares for another Keystone fund by phone or in writing. You may also exchange funds through Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
--------------------------------------------------------------------

Keystone Government Securities Fund

                                  Glossary of
                               Mutual Fund Terms




     MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.



     PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.


     STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.


     BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.


     CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.


     MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.






     NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

     DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

     TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

     SHORT-TERM--An investment with a maturity of one year or less.

     LONG-TERM--An investment with a maturity of greater than one year.

     AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

     OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 7
--------------------------------------



SCHEDULE OF INVESTMENTS--January 31, 1997

(Unaudited)
                                                              Coupon       Maturity     Principal         Market
                                                               Rate         Date          Amount          Value
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT ISSUES (37.3%)
 U.S. Treasury Bonds                                              7.875%   2021          $7,520,000      $ 8,377,731
 U.S. Treasury Bonds                                              6.875    2025             600,000          601,218
 U.S. Treasury Bonds                                              6.000    2026           1,575,000        1,408,633
 U.S. Treasury Bonds                                              6.500    2026           1,000,000          962,340
 U.S. Treasury Notes                                              6.125    1998           1,585,000        1,591,689
 U.S. Treasury Notes                                              6.750    2000           4,000,000        4,070,640
--------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT ISSUES (Cost--$17,416,498)                                                          17,012,251
====================================================================================================================
GNMA (26.7%)
 GNMA Pool #163934                                                9.000    2016              13,586           14,614
 GNMA Pool #165633                                                9.000    2016              84,750           91,163
 GNMA Pool #192803                                                9.500    2016             119,623          129,941
 GNMA Pool #204238                                                9.500    2017             165,702          179,916
 GNMA Pool #208850                                                9.500    2017             128,848          139,900
 GNMA Pool #212897                                                9.500    2017             128,263          139,266
 GNMA Pool #213635                                                9.500    2017              86,374           93,782
 GNMA Pool #221645                                                9.500    2017             218,483          237,224
 GNMA Pool #224848                                                9.500    2017              28,383           30,817
 GNMA Pool #226032                                                9.500    2017             224,593          243,859
 GNMA Pool #229824                                                9.500    2017              12,608           13,690
 GNMA Pool #223682                                                9.500    2018             100,586          109,167
 GNMA Pool #305224                                                9.500    2021              41,461           44,928
 GNMA Pool #414739                                                6.500    2025           3,687,551        3,518,145
 GNMA Pool #415807                                                7.000    2025           4,472,978        4,383,519
 GNMA Pool #268164                                               10.250    2029           2,586,570        2,807,695
--------------------------------------------------------------------------------------------------------------------
TOTAL GNMA (Cost--$11,885,491)                                                                            12,177,626
====================================================================================================================
FHA (13.8%)
 FHA Pool #2343143                                                9.125    2034           3,374,466        3,652,860
 FHA Pool #2343143                                               10.250    2034           2,501,540        2,653,978
--------------------------------------------------------------------------------------------------------------------
TOTAL FHA (Cost--$6,219,181)                                                                               6,306,838
====================================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%)
 FHLMC Series 1701 PH (Est. Mat. 2005) (b)                        6.500    2009           1,000,000          977,540
 FHLMC Series 117 G (Est. Mat. 2007) (b)                          8.500    2021           1,000,000        1,050,988
 FNMA Series 93-248 SA (Est. Mat. 2006) (b)                       3.429    2023           1,250,000          909,180
 FNMA GT 95-T5A (Est. Mat. 2001) (b)                              7.000    2035             807,738          785,525
 Resolution Trust Corp. Series 95-1 A2C (Est. Mat. 2000) (b)      7.500    2028           1,500,000        1,506,094
--------------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost--$5,186,771)                                               5,229,327
====================================================================================================================

PAGE 8
--------------------------------------

Keystone Government Securities Fund

SCHEDULE OF INVESTMENTS--January 31, 1997

(Unaudited)
                                                                    Coupon      Maturity      Principal         Market
                                                                     Rate         Date          Amount          Value
----------------------------------------------------------------------------------------------------------------------
FHLMC (6.3%)
 FHLMC Debenture                                                      7.800%      2016       $1,750,000      $1,798,405
 FHLMC Pool #430438                                                  10.500       2009           55,123          59,746
 FHLMC Pool #607352                                                   7.682       2022          973,614       1,018,186
-----------------------------------------------------------------------------------------------------------------------
TOTAL FHLMC (Cost--$2,836,079)                                                                                2,876,337
=======================================================================================================================
FNMA (2.9%) (Cost--$1,290,444)
 FNMA Pool #002497                                                   11.000       2016        1,187,980       1,322,757
-----------------------------------------------------------------------------------------------------------------------
                                                                                              Maturity
                                                                                                Value
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.3%) (Cost--$125,000)
 Keystone Joint Repurchase Agreement (Investments in
   repurchase agreements, in a joint trading account, purchased
   1/31/97) (a)                                                       5.580     2/3/97          125,058         125,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost--$44,959,464)                                                                        45,050,136
OTHER ASSETS AND LIABILITIES--NET (1.3%)                                                                        610,179
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS--(100.0%)                                                                                        $45,660,315
=======================================================================================================================

(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at January 31, 1997.

(b) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.

Legend of Portfolio Abbreviations
FHA--Federal Housing Association
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association

See Notes to Financial Statements.

PAGE 9
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)


                                  Six Months
                                    Ended                                             Year Ended July 31,
                                January 31, 1997           1996               1995       1994(c)          1993       1992
-------------------------------------------------------------------------------------------------------------------------
                                (Unaudited)
Net asset value
  beginning of period             $9.41                    $ 9.61            $ 9.48      $10.45          $10.58      $10.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income              0.30                      0.61              0.67        0.57            0.68        0.68
Net realized and
  unrealized gain (loss) on
  investments                      0.14                     (0.18)             0.11       (0.63)           0.46        0.55
---------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                       0.44                      0.43              0.78       (0.06)           1.14        1.23
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income             (0.30)                    (0.60)            (0.65)      (0.57)          (0.68)      (0.69)
In excess of net investment
  income                              0                     (0.03)                0       (0.02)          (0.06)      (0.04)
Tax basis return of capital           0                         0                 0       (0.06)              0           0
Net realized gain on
  investments                         0                         0                 0           0           (0.53)      (0.10)
In excess of net realized
  gain on investments                 0                         0                 0       (0.26)              0           0
---------------------------------------------------------------------------------------------------------------------------
Total distributions               (0.30)                    (0.63)            (0.65)      (0.91)          (1.27)      (0.83)
---------------------------------------------------------------------------------------------------------------------------
Net asset value end of
period                            $9.55                    $ 9.41            $ 9.61      $ 9.48          $10.45      $10.58
===========================================================================================================================
Total return (a)                   4.73%                     4.51%             8.64%      (0.71%)         11.51%      12.45%
Ratios/supplemental data
Ratios to average net
  assets:
   Total expenses                  1.16%(b)(d)               1.14%(b)          1.00%       1.00%           1.41%       1.93%
   Total expenses
    excluding
    reimbursement                  1.46%(d)                  1.41%             1.42%       1.35%           1.73%       1.93%
  Net investment income            6.14%(d)                  6.27%             7.11%       5.97%           6.49%       6.44%
Portfolio turnover rate              59%                      176%              182%        230%            189%         93%
Net assets end of period
  (thousands)                   $22,844                   $24,685           $29,776     $38,541         $50,594     $47,892
===========================================================================================================================

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.15% (annualized) and 1.13% for the six months ended January 31, 1997 and the year ended July 31, 1996, respectively.
(c) Calculation based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

PAGE 10
--------------------------------------

Keystone Government Securities Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)

                                                                                                      February 1, 1993
                                                                                                      (Date of Initial
                                       Six Months                                                     Public Offering) to
                                       Ended                       Year Ended July 31,
                                       January 31, 1997      1996            1995       1994(c)        July 31, 1993
--------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)
Net asset value beginning of
  period                              $9.40                  $ 9.61          $ 9.48    $10.45         $10.32
--------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                  0.26                    0.53            0.59      0.50           0.26
Net realized and unrealized gain
  (loss) on investments                0.14                   (0.18)           0.12     (0.63)          0.22
--------------------------------------------------------------------------------------------------------------------
Total from investment operations       0.40                    0.35            0.71     (0.13)          0.48
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                 (0.26)                  (0.53)          (0.58)    (0.49)         (0.26)
In excess of net investment
  income                                  0                   (0.03)              0     (0.03)         (0.09)
Tax basis return of capital               0                       0               0     (0.06)             0
In excess of net realized gain on
  investments                             0                       0               0     (0.26)             0
--------------------------------------------------------------------------------------------------------------------
Total distributions                   (0.26)                  (0.56)          (0.58)    (0.84)         (0.35)
--------------------------------------------------------------------------------------------------------------------
Net asset value end of period         $9.54                  $ 9.40          $ 9.61    $ 9.48         $10.45
====================================================================================================================
Total return (a)                       4.34%                   3.63%           7.81%    (1.44%)         4.69%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                        1.91%(b)(d)             1.89%(b)        1.75%     1.75%          1.72%(d)
 Total expenses excluding
  reimbursement                        2.22%(d)                2.17%           2.09%     2.12%          2.28%(d)
 Net investment income                 5.40%(d)                5.52%           6.40%     5.32%          5.46%(d)
Portfolio turnover rate                  59%                    176%            182%      230%           189%
Net assets end of period
(thousands)                         $16,070                 $17,694         $18,064   $15,386         $9,223
====================================================================================================================

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.90% (annualized) and 1.88% for the six months ended January 31, 1997 and the year ended July 31, 1996, respectively.
(c) Calculation based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

PAGE 11
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                                                                                      February 1, 1993
                                                                                                      (Date of Initial
                                    Six Months                                                        Public Offering) to
                                    Ended                              Year Ended July 31,
                                    January 31, 1997              1996           1995     1994(c)     July 31, 1993
-------------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)
Net asset value beginning of
  period                             $9.41                           $9.62       $9.49     $10.46     $10.32
-------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                0.26                             0.54        0.61         0.50     0.25
Net realized and unrealized gain
  (loss) on investments              0.14                            (0.19)       0.10        (0.63)    0.24
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations     0.40                             0.35        0.71        (0.13)    0.49
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income               (0.26)                           (0.53)      (0.58)       (0.50)   (0.25)
In excess of net investment
  income                                0                            (0.03)          0        (0.02)   (0.10)
Tax basis return of capital             0                                0           0        (0.06)       0
In excess of net realized gain on
  investments                           0                                0           0        (0.26)       0
-------------------------------------------------------------------------------------------------------------------------
Total distributions                 (0.26)                           (0.56)      (0.58)       (0.84)   (0.35)
-------------------------------------------------------------------------------------------------------------------------
Net asset value end of period        $9.55                           $9.41       $9.62        $9.49   $10.46
=========================================================================================================================
Total return (a)                     4.34%                            3.62%       7.81%       (1.44%)   4.79%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                      1.91%(b)(d)                      1.89%(b)    1.75%        1.75%    1.71%(d)
 Total expenses excluding
   reimbursement                     2.22%(d)                         2.17%       2.17%        2.12%    2.17%(d)
 Net investment income               5.39%(d)                         5.53%       6.32%        5.32%    5.31%(d)
Portfolio turnover rate                59%                             176%        182%         230%     189%
Net assets end of period
  (thousands)                        $6,746                         $8,293      $9,101      $17,505  $13,286
=========================================================================================================================

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.90% (annualized) and 1.88% for the six months ended January 31, 1997 and the year ended July 31, 1996, respectively.
(c) Calculation based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

PAGE 12
--------------------------------------------------------------------

Keystone Government Securities Fund

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997 (Unaudited)

--------------------------------------------------------------------

Assets (Notes 2 and 5)
 Investments at market value (identified cost--
   $44,959,464)                                                  $45,050,136
 Cash                                                                    880
 Receivable for:
  Fund shares sold                                                    26,308
  Interest                                                           719,932
 Due from investment adviser                                          13,235
 Other assets                                                          6,875
----------------------------------------------------------------------------
   Total assets                                                   45,817,366
----------------------------------------------------------------------------
Liabilities (Notes 2, 4 and 5)
 Payable for:
  Fund shares redeemed                                                 3,266
  Distributions to shareholders                                      104,413
 Distribution fee payable                                             20,236
 Due to related parties                                                3,399
 Other accrued expenses                                               25,737
----------------------------------------------------------------------------
   Total liabilities                                                 157,051
----------------------------------------------------------------------------
Net assets                                                       $45,660,315
============================================================================
Net assets represented by
 Paid-in capital                                                 $50,381,946
 Accumulated distributions in excess of net
   investment income                                                 (95,359)
 Accumulated net realized loss on investments                     (4,716,944)
 Net unrealized appreciation on investments                           90,672
----------------------------------------------------------------------------
   Total net assets                                              $45,660,315
============================================================================
Net asset value per share (Note 2)
 Class A Shares
  Net assets of $22,844,412 [dividedby] 2,393,152 shares
    outstanding                                                  $      9.55
  Offering price per share ($9.55 [dividedby] 0.9525) (based on a sales charge of 4.75% of the offering
    price at January 31, 1997)                                   $     10.03
 Class B Shares
   Net assets of $16,070,293 [dividedby] 1,683,755 shares
    outstanding                                                  $      9.54
 Class C Shares
  Net assets of $6,745,610 [dividedby] 706,004 shares
    outstanding                                                  $      9.55
============================================================================


--------------------------------------------------------------------


STATEMENT OF OPERATIONS
Six Months Ended January 31, 1997 (Unaudited)

Investment income
 Interest                                               $1,832,404
-------------------------------------------------------------------
Expenses (Notes 4, 5 and 6)
 Management fee                           $ 161,671
 Distribution Plan expenses                 157,845
 Transfer agent fees                         56,905
 Accounting, auditing and legal fees         29,127
 Custodian fees                              25,295
 Registration fees                           22,186
 Other                                       12,501
 Reimbursement from investment
  adviser                                   (76,910)
----------------------------------------------------
   Total expenses                           388,620
 Less: Expenses paid indirectly              (3,251)
----------------------------------------------------
 Net expenses                                              385,369
-------------------------------------------------------------------
 Net investment income                                   1,447,035
-------------------------------------------------------------------
Net realized and unrealized gain
 on investments (Note 3)
 Net realized loss on investments          (191,763)
 Net change in unrealized
  appreciation on investments               961,528
----------------------------------------------------
 Net realized and unrealized gain
  on investments                                           769,765
-------------------------------------------------------------------
 Net increase in net assets
  resulting from operations                             $2,216,800
===================================================================


See Notes to Financial Statements.

PAGE 13
--------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Six Months
                                                                                Ended             Year Ended
                                                                           January 31, 1997      July 31, 1996
===============================================================================================================
                                                                               (Unaudited)

Operations
 Net investment income                                                         $  1,447,035        $ 3,316,330
 Net realized loss on investments                                                  (191,763)            (1,599)
 Net change in unrealized appreciation (depreciation) on investments                961,528           (990,037)
---------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            2,216,800          2,324,694
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
 Net investment income:
  Class A Shares                                                                   (746,537)        (1,727,494)
  Class B Shares                                                                   (480,133)        (1,084,150)
  Class C Shares                                                                   (220,961)          (473,896)
 In excess of net investment income:
  Class A Shares                                                                          0            (81,785)
  Class B Shares                                                                          0            (51,327)
  Class C Shares                                                                          0            (22,436)
---------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                            (1,447,631)        (3,441,088)
---------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2)
 Proceeds from shares sold:
  Class A Shares                                                                    460,966          1,651,672
  Class B Shares                                                                  1,882,605          5,962,724
  Class C Shares                                                                    338,968          2,368,822
 Payments for shares redeemed:
  Class A Shares                                                                 (3,167,965)        (7,382,633)
  Class B Shares                                                                 (4,039,559)        (6,522,312)
  Class C Shares                                                                 (2,158,475)        (3,283,434)
 Net asset value of shares issued in reinvestment of dividends and distributions:
  Class A Shares                                                                    500,933          1,158,479
  Class B Shares                                                                    268,642            617,384
  Class C Shares                                                                    132,879            277,020
---------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share transactions           (5,781,006)        (5,152,278)
---------------------------------------------------------------------------------------------------------------
   Total decrease in net assets                                                  (5,011,837)        (6,268,672)
---------------------------------------------------------------------------------------------------------------
Net assets
 Beginning of period                                                             50,672,152         56,940,824
---------------------------------------------------------------------------------------------------------------
 End of period {including accumulated distributions in excess of net investment income as follows: 1997--($95,359) and
  1996--($94,763)} (Note 1)                                                    $ 45,660,315        $50,672,152
===============================================================================================================

See Notes to Financial Statements.

PAGE 14
--------------------------------------

Keystone Government Securities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1.) Significant Accounting Policies

Keystone Government Securities Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the investment adviser and manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to seek the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity, by investing primarily in securities issued, or guaranteed as to principal and interest by the full faith and credit of the U.S. government.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed-income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.


     Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.


     Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated

PAGE 15
--------------------------------------




account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

E. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F. Distributions

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses).

G. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase.


     Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 will retain their existing conversion features.


     Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.


     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

PAGE 16
--------------------------------------

Keystone Government Securities Fund



                                 Six Months           Year
                                   Ended             Ended
Class A                       January 31, 1997   July 31, 1996
----------------------------------------------------------------
Shares sold                          48,482          169,632
Shares redeemed                    (332,540)        (762,511)
Shares issued in
 reinvestment of dividends
 and distributions                   52,730          120,093
-------------------------------------------------------------
Net decrease                       (231,328)        (472,786)
=============================================================
Class B
-------------------------------------------------------------
Shares sold                         197,687          614,502
Shares redeemed                    (423,742)        (676,246)
Shares issued in
 reinvestment of dividends
 and distributions                   28,275           63,955
-------------------------------------------------------------
Net increase (decrease)            (197,780)           2,211
=============================================================
Class C
-------------------------------------------------------------
Shares sold                          35,432          245,017
Shares redeemed                    (224,388)        (338,579)
Shares issued in
 reinvestment of dividends
 and distributions                   13,971           28,708
-------------------------------------------------------------
Net decrease                       (174,985)         (64,854)
=============================================================

3. Securities Transactions

Cost of purchases and proceeds from sales of U.S. government securities (excluding short-term securities) for the six months ended January 31, 1997, were $28,214,704 and $33,822,003, respectively.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended January 31, 1997, was approximately $1,265,800 at a weighted average interest rate of 3.11%. The maximum amount of borrowing during the six months ended
January 31, 1997 was $2,793,925 (including accrued interest).

     As of July 31, 1996, the Fund had a capital loss carryover for federal income tax purposes of approximately $3,703,000 which expires in 2002.

4. Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.


     On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.

    The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.

    Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

    During the six months ended January 31, 1997, amounts paid to EKD or EKIS pursuant to the Fund's Class A, Class B and Class C Distribution Plans were as follows:

PAGE 17
--------------------------------------





                                     Paid to     Paid to
                                      EKD         EKIS
                                     ---------   ----------
Class A                                  --       $28,470
Class B prior to June 1, 1995            --        59,527
Class B on or after June 1, 1995        $97        29,098
Class C                                  46        40,607


     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

     EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

     At January 31, 1997, total unpaid distribution costs were $1,084,026 for Class B shares purchased before June 1, 1995, and $355,248 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $1,592,782 at January 31, 1997.

     Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. Investment Advisory and Management Agreement and Other Affiliated
Transactions


Under an Investment Advisory and Management Agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.


     Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as investment manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the investment adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.


     Keystone has voluntarily limited the expenses of Class A shares to 1.15% of its average daily net assets and has limited the expenses of Class B and C to 1.90% of the average daily net assets of each respective class. In accordance with the voluntary expense limits, Keystone reimbursed $76,910 to the Fund during the six months ended January 31, 1997.

    During the six months ended January 31, 1997, the Fund paid or accrued 12,900 to Keystone for certain accounting services. The Fund paid or accrued $56,905 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

    Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

PAGE 18
--------------------------------------

Keystone Government Securities Fund

6. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended January 31, 1997, the Fund incurred total custody fees of $25,295 and received a credit of $3,251 pursuant to this expense offset arrangement, resulting in a net custody expense of $22,044. The assets deposited with the custodian under this expense offset arrangement could have been invested in income- producing assets.

7. Subsequent Distribution to Shareholders

Distributions from net investment income of $0.050 for Class A, $0.044 for Class B and $0.044 for Class C were declared payable by March 6, 1997, to shareholders of record February 25, 1997. These distributions are not reflected in the accompanying financial statements.

ADDITIONAL INFORMATION (Unaudited)

  Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, beside each proposal are the results of that vote.

                                            Affirmative    Withheld
                                            -------------  ----------
1.    To elect the following Trustees:
      Frederick Amling                      3,628,419      68,876
      Laurence B. Ashkin                    3,627,189      70,106
      Charles A. Austin III                 3,628,419      68,876
      Foster Bam                            3,627,189      70,106
      George S. Bissell                     3,626,443      70,851
      Edwin D. Campbell                     3,628,419      68,876
      Charles F. Chapin                     3,628,419      68,876
      K. Dun Gifford                        3,628,419      68,876
      James S. Howell                       3,627,189      70,106
      Leroy Keith, Jr.                      3,628,419      68,876
      F. Ray Keyser                         3,628,419      68,876
      Gerald M. McDonnell                   3,627,189      70,106
      Thomas L. McVerry                     3,627,189      70,106
      William Walt Pettit                   3,628,419      68,876
      David M. Richardson                   3,628,419      68,876
      Russell A. Salton, III MD             3,628,419      68,876
      Michael S. Scofield                   3,628,419      68,876
      Richard J. Shima                      3,628,419      68,876
      Andrew J. Simons                      3,626,453      70,842

                                                            Affirmative   Against     Abstain
                                                            ------------- ---------   ---------

      To approve an Investment Advisory and Management
      Agreement between the Fund and Keystone Investment
2.    Management Company.                                   3,499,650     39,041      158,603